SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                            _______________________

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of l934



                       Date of Report:  August 14, 1995
                       (Date of earliest event reported)


                            _______________________


                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)




                                   Delaware
                           (State of Incorporation)


       1-7806                                     7l-0427007
(Commission File Number)              (IRS Employer Identification No.)



                2005 Corporate Avenue, Memphis, Tennessee 38l32
                   (Address of principal executive offices)




              Registrant's Telephone Number, including area code:
                                (901)  369-3600



ITEM 5.  OTHER EVENTS

On August 14, 1995, Federal Express Corporation (the "Registrant") announced, by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference, that it had reached an agreement to settle an excise tax dispute with the Internal Revenue Service.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

20.1  Registrant's press release, dated August 14, 1995.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FEDERAL EXPRESS CORPORATION


                                   By:    /s/  ALAN B. GRAF, JR.
                                          ---------------------------
                                          Alan B. Graf, Jr.
                                          Senior Vice President and
                                          Chief Financial Officer

Dated:  August 15, 1995



                                 EXHIBIT INDEX


Exhibit               Description of Exhibit

20.1                  Registrant's press release, dated August 14, 1995.